SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549
                       ------------------------
                               FORM 8-A


          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

             PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                  POWERNOMICS ENTERPRISE CORPORATION
------------------------------------------------------------------------------
        (Exact name of registrant as specified in its Charter)

          Delaware                                      23-3023043
-------------------------------------------------------     -----------------
  (State of Incorporation or Organization)        (I.R.S. Employer
                                                  Identification No.)

     200 Highpoint Drive, Suite 215
           Chalfont, Pennsylvania                        18914
-------------------------------------------------------     -------------------
   ( Address of Principal Executive Offices)                (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box [ ].

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box
[ x  ].

          Securities Act Registration statement file number
                     to which this form relates:
                              333-39722

  Securities to be registered pursuant to Section 12 (g) of the Act:

                    Common Stock, .0001 par value
------------------------------------------------------------------------------
                           (Title of Class)

ITEM.    1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information included under the heading "Description of Securities" including subheading "Common Stock," of the Registration Statement on Form SB-2 of PowerNomics Enterprise Corporation. (Registration No. ( 333-39722 ), as amended, is incorporated herein by reference. The final Prospectus to be filed by PowerNomics Enterprise Corporation pursuant to Rule 424 (b) is also deemed incorporated by reference herein upon such filing.

ITEM.        2.     EXHIBITS.

     The following documents are included as Exhibits as indicated, to the Registration Statement and incorporated herein by this reference:

                        REGISTRATION STATEMENT

          EXHIBIT DESCRIPTION           EXHIBIT NUMBER
--------------------------------             -------------------------
          Certificate of Incorporation                           3.1
          of Registrant

          Bylaws of Registrant                                  3.2

< PAGE>


                              SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   PowerNomics Enterprise Corporation

Date: September 5, 2000                 By:


                                   Name: W. Thomas Lomax
                                   Title: Vice-President, Secretary


















































                              Wp7docs/PowerNomics/ Form 8-A